DERIVATIVE FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2011
DERIVATIVE FINANCIAL INSTRUMENTS [Abstract]
DERIVATIVE FINANCIAL INSTRUMENTS
NOTE 7:-	DERIVATIVE FINANCIAL INSTRUMENTS

In order to reduce the impact of changes in foreign currency exchange rates on its results, the Company enters into foreign currency exchange forward contracts and option strategies to purchase and sell foreign currencies to hedge a significant portion of its anticipated New Israeli Shekel ("NIS") payroll payments. The Company designates these contracts for accounting purposes as cash flow hedges. The Company currently hedges its exposure to the variability in future cash flows for a maximum period of one year.

The effective portion of the gain or loss on the derivative instruments is initially recorded as a component of other comprehensive income, a separate component of shareholders' equity, and subsequently reclassified into earnings to the same line item as the related forecasted transaction and in the same period or periods during which the hedged exposure affects earnings. As the critical terms of the forward contract or option strategies and the hedged transaction are matched at inception, the hedge effectiveness is assessed generally based on changes in the fair value for cash flow hedges as compared to the changes in the fair value of the cash flows associated with the underlying hedged transactions. Hedge ineffectiveness, if any, are recognized immediately in financial income (expenses), net.

Gain (loss) on the derivative instruments, which partially offset the foreign currency impact from the underlying exposures, reclassified from other comprehensive income into cost of service, cost of maintenance, research and development sales and marketing and general and administrative for the year ended December 31, 2011 were $ (4), $ (2), $ (38), $5 and $ (17), respectively. There was no ineffective portion of the change in fair value of a cash flow hedge for the years ended December 31, 2011, 2010 and 2009.

The Company's derivatives expose it to credit risks from possible non-performance by counterparties. As of December 31, 2011, the Company was not exposed to any loss due to credit risk by counterparties to its derivative financial instruments. The Company has limited its credit risk by entering into derivative transactions exclusively with investment-grade rated financial institutions and monitors the creditworthiness of these financial institutions on an ongoing basis.

The notional amounts of the Company's derivative instruments as of December 31, 2011 amounted to $ 1,502. Notional values are dollar translated and calculated based on forward rates as of December 31, 2011. Gross notional amounts do not quantify risk or represent assets or liabilities of the Company, but are used in the calculation of settlements under the contracts.

As of December 31, 2011, amounts related to derivatives designated as cash flow hedges and recorded in accumulated other comprehensive income totaled $ (78) which will be reclassified into earnings within the next 12 months and will partially offset the foreign currency impact from the underlying exposures. The amount ultimately realized in earnings will likely differ due to future changes in foreign exchange rates. Losses from cash flow hedges recognized in other comprehensive income in the year ended December 31, 2011 amounted to $ 151.

The Company records all derivative instruments on the balance sheet at fair value. The fair value of the open foreign exchange contracts appears on its consolidated balance sheets as of December 31, 2011, as a liability in other current liabilities, in the amount of $ 78.